UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2014
 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 5, 2014, Progress Software Corporation (“Progress”) filed a Current Report on Form 8-K (the "Initial 8-K") to report the completion of its acquisition, through a wholly-owned subsidiary, of Telerik AD ("Telerik"). This amendment to the Initial 8-K is being filed by Progress for the purpose of including the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Telerik, as of December 31, 2013 and 2012 and for the years then ended are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited interim condensed consolidated financial statements of Telerik, as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined condensed consolidated financial statements of Progress, reflecting the acquisition of Telerik, are filed as Exhibit 99.4 and are incorporated herein by reference:

i.Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended November 30, 2013;
ii.Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the nine months ended August 31, 2014; and
iii.Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 31, 2014.

(c) Exhibits.

Exhibit No.	Description
10.1
Credit Agreement, dated as of December 2, 2014, by and among Progress Software Corporation, each of the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, N.A. and Citizens Bank, N.A., as Syndication Agents, and Bank of America, N.A., Citibank, N.A. and Silicon Valley Bank, as Documentation Agents, and J.P. Morgan Securities LLC, as Sole Bookrunner and Sole Lead Arranger (previously filed).

23.1	Consent of Ernst & Young Audit OOD, Independent Auditors.
99.1	Press Release, dated December 2, 2014 (previously filed).
99.2	Audited consolidated financial statements of Telerik AD, as of December 31, 2013 and 2012 and for the years then ended.
99.3	Unaudited interim condensed consolidated financial statements of Telerik AD, as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013.
99.4	Unaudited pro forma combined condensed consolidated financial statements of Progress Software Corporation, reflecting the acquisition of Telerik AD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 13, 2015	Progress Software Corporation

		By:	/s/ STEPHEN H. FABERMAN
Stephen H. Faberman
Senior Vice President and General Counsel

EXHIBIT INDEX

10.1
Credit Agreement, dated as of December 2, 2014, by and among Progress Software Corporation, each of the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, N.A. and Citizens Bank, N.A., as Syndication Agents, and Bank of America, N.A., Citibank, N.A. and Silicon Valley Bank, as Documentation Agents, and J.P. Morgan Securities LLC, as Sole Bookrunner and Sole Lead Arranger (previously filed).

23.1	Consent of Ernst & Young Audit OOD, Independent Auditors.
99.1	Press Release, dated December 2, 2014 (previously filed).
99.2	Audited consolidated financial statements of Telerik AD, as of December 31, 2013 and 2012 and for the years then ended.
99.3	Unaudited interim condensed consolidated financial statements of Telerik AD, as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013.
99.4	Unaudited pro forma combined condensed consolidated financial statements of Progress Software Corporation, reflecting the acquisition of Telerik AD.